UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
 ____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 17, 2009
Date of Report (Date of earliest event reported)
___________________________________________________________

SAFESTITCH MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

Delaware	0-19437	11-2962080
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

4400 Biscayne Boulevard, Suite 670, Miami, Florida	33137
(Address of principal executive offices)	(Zip Code)

(305) 575-4145
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 17, 2009, SafeStitch Medical, Inc. (the “Company”) issued a press release announcing that the United States Food & Drug Administration has approved the Company’s domestic marketing of its SMART DilatorTM for dilation of strictures of the esophagus under endoscopic visualization in adults 18 years or older.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.  This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information contained herein, including Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release dated February 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAFESTITCH MEDICAL, INC.

By:	/s/ Adam S. Jackson
	Name:	Adam S. Jackson
	Title:	Chief Financial Officer

Date: February 18, 2009

Exhibit Index

Exhibit Number	Description

99.1	Press release dated February 17, 2009.